UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): August 11, 2015

Balchem Corporation
(Exact name of registrant as specified in its charter)

Maryland	1-13648	13-257-8432
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

New Hampton, NY 10958
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (845) 326-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On August 11, 2015, Balchem Corporation (the “Company”) issued a press release announcing the transition of Dino A. Rossi, Executive Chairman to Chairman of the Board of Directors of the Company.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Mr. Rossi will not, by virtue of the foregoing, receive any compensation not already contemplated under his past employment agreement, although the Compensation Committee of the Board of Directors of the Company accelerated Mr. Rossi’s previously-granted unvested options to purchase Company common stock, and removed the restrictions on Mr. Rossi’s previously-granted Restricted Stock.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press Release issued by Balchem Corporation on August 11, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALCHEM CORPORATION

By:/s/ Matthew D. Houston
Matthew D. Houston, General Counsel and Secretary

Dated: August 11, 2015

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by Balchem Corporation on August 11, 2015